                         RECONCILIATION OF ACCOUNTS FOR

           CIA DE SANEAMENTO DO PARANA-SANEPAR AND THE STATE OF PARANA




CREDITS OF THE STATE
--------------------

   ADVANCES FOR FUTURE CAPITALIZATION (AFAC), MADE BY
   THE STATE OF PARANA IN THE PERIOD FROM JUNE 1, 1996
   TO JUNE 8, 1998                                                39,971,690.41


DEBITS OF THE STATE
-------------------

   INVESTMENTS MADE BY SANEPAR IN BASIC PUBLIC SANITATION
   SYSTEMS FOR THE PUBLIC GOOD BEFORE COMPLEMENTARY LAW
   101/01 WENT INTO EFFECT, AS DEMONSTRATED BY THE
   ADMINISTRATIVE PROCEEDING.                                     39,971,690.41




THE PARTIES DECLARE THEIR AGREEMENT WITH THIS RECONCILIATION OF ACCOUNTS, THEREBY AUTOMATICALLY SETTLING BETWEEN THE PARTIES ALL OBLIGATIONS CONTAINED IN THIS STATEMENT.

                           CURITIBA, JANUARY 29, 2002


/s/ CARLOS AFONSO TEIXEIRA DE FREITAS      /s/ RICARDO DEL GUERRA PERPETUO


CIA DE SANEAMENTO DO PARANA-SANEPAR              STATE OF PARANA


                                                /s/Ingo Henrique Hubert
                                                ------------------------------
                                                Ingo Henrique Hubert
                                                Ministry of Finance
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[LOGO]  SANEPAR


                                     RECEIPT



                  We received from the State of Parana the sum of BRR 39,971,690.41 (thirty-nine million nine hundred seventy-one thousand six hundred ninety and 41/100 reais) pertaining to the indemnity owed for the investments made in basic public sanitation systems for the public good before Complementary Law 101/01 went into effect, as demonstrated by the administrative proceeding that resulted in this payment.

                  Therefore, we hereby sign this receipt.



                  Curitiba, January 29, 2002.


                  /s/ CARLOS AFONSO TEIXEIRA DE FREITAS
                  --------------------------------------
                  CARLOS AFONSO TEIXEIRA DE FREITAS
                  President and Chief Executive Officer


                  /s/ RICARDO DEL GUERRA PERPETUO
                  -------------------------------------
                  RICARDO DEL GUERRA PERPETUO
                  Chief Financial Officer
















               OUR PLEDGE OF QUALITY: SANEPAR STRIVES FOR THE PERMANENT SATISFACTION OF ITS CLIENTS,SHAREHOLDERS AND ASSOCIATES
                                   [illegible]


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                                     [LOGO]

                              GOVERNMENT OF PARANA

                               MINISTRY OF FINANCE
                             OFFICE OF THE SECRETARY


                                     RECEIPT


         We received from COMPANHIA DE SANEAMIENTO DO PARANA-SANEPAR the sum of BRR 39,971,690.41 (thirty-nine million nine hundred seventy-one thousand six hundred ninety and 41/100 reais) for repayment of the advance for future capitalization (AFAC), which represents the advances from the State of Parana for the period from June 1, 1996 to June 8, 1998.

         Curitiba, January 29, 2002.



                              /s/ Ingo Henrique Hubert
                              --------------------------------
                              Ingo Henrique Hubert
                              Secretary, Ministry of Finance

















                               MINISTRY OF FINANCE

          AV. VICENTE MACHADO CENTRO 445, CLP 80420 010 CURITIBA PARANA